This exhibit contains forms of agreements used by the company to grant non-qualified and incentive stock options to its executive officers under the company’s 1996 Stock Incentive Plan and non-qualified options to its non-employee directors under its Stock Option Plan for Non-Employee Directors. Readers should note that there are forms of agreement only and particular agreements with executive officers and directors may contain terms that differ but not in material respects.

Exhibit 10.80

COM-E

8-22-02

CSG SYSTEMS INTERNATIONAL, INC.

1996 STOCK INCENTIVE PLAN

NON-QUALIFIED STOCK OPTION AGREEMENT

This Non-Qualified Stock Option Agreement dated «Agreement_Date», is entered into between «Employee» (the “Optionee”) and CSG SYSTEMS INTERNATIONAL, INC. (the “Company”), a Delaware corporation.

* * *

WHEREAS, the Company has adopted a 1996 Stock Incentive Plan (the “Plan”); and

WHEREAS, the Plan is administered by the Compensation Committee (the “Committee”) of the Board of Directors of the Company; and

WHEREAS, the Committee has authority under the Plan to grant Non-Qualified Stock Options covering shares of Common Stock of the Company; and

WHEREAS, pursuant to the Plan, the Committee has granted a Non-Qualified Stock Option to the Optionee and has directed the Company to execute this Agreement for the purpose of evidencing the grant of such option;

NOW, THEREFORE, the Company and the Optionee agree as follows:

1. Grant of Option. Pursuant to the Plan, on «Grant_Date» (the “Grant Date”), the Committee granted to the Optionee an option (the “Option”) to purchase «Grant_Amt» shares of Common Stock of the Company at a purchase price of «Price» per share; and the Company and the Optionee are executing this Agreement to evidence the grant of the Option and the terms thereof. The Option is a Non-Qualified Stock Option for all purposes of the Plan and this Agreement. The Plan is incorporated in this Agreement with the same force and effect as if the Plan were set forth in full in this Agreement, and the Option is subject to all of the applicable terms and provisions of the Plan. The number of shares subject to the Option and the purchase price per share are subject to adjustment as provided in the Plan. By signing this Agreement, the Optionee acknowledges receipt from the Company of a copy of the Plan.

2. Term and Exercisability of Option. The Option shall not be exercisable more than ten (10) years after the Grant Date. If not sooner exercised, terminated, or cancelled, the Option shall expire ten (10) years after the Grant Date. Subject to all of the terms of the Plan, the Option shall be exercisable in «Installments» installments of                  shares each [or:              (            ) installments of «Install_1»; «Install_2»; «Install_3» and «Install_4» shares, respectively], which installments shall become exercisable on «Vest_1»; «Vest_2»; «Vest_3» «Vest_4», respectively. Once an installment of the Option becomes exercisable under this Agreement, it shall remain exercisable until the expiration, cancellation, or termination of the Option. Except as otherwise provided in Paragraphs 4, 5, 6, and 7, the Option shall terminate if the Optionee ceases to be employed by the Company and all of its Subsidiaries and may not thereafter be exercised.

3. Method of Exercise of Option. The Option may be exercised by the Optionee (or by the Optionee’s legal representative, any other person entitled to exercise the Option pursuant to Paragraph 6, or a permitted assignee to whom the Option has been assigned pursuant to Paragraph 9) as to all or any part of the shares covered by the Option as to which the Option is then exercisable by (i) either logging on to www.benefitaccess.com, which is a stock option access web site, or calling (800) 367-4777, which is a touch-tone voice response system, in either case specifying the number of shares to be purchased and providing any other information requested by the web site or voice response system, and (ii) submitting to the Company or the broker designated by the Company payment in full for such shares in cash or as otherwise permitted by the Committee with respect to such exercise of the Option. The Committee reserves the right from time to time to modify or supplement the method or methods of exercising the Option and will promptly notify the Optionee of any such modification.

4. Termination of Employment Other than by Reason of Death, Disability, or Retirement. If the Optionee ceases to be employed by the Company and all of its Subsidiaries for any reason other than the Optionee’s death, Disability, or Retirement, prior to the expiration of the Option and without the Optionee’s having fully exercised the Option, then the Optionee (or the Optionee’s legal representative) shall have the right to exercise the Option during its term within a period of three (3) months after such termination of employment to the extent that the Option was exercisable at the time of such termination of employment. Notwithstanding the foregoing provisions of this Paragraph 4, the Optionee (and the Optionee’s legal representative) shall not have any rights under the Option, and the Company shall not be obligated to sell or deliver shares of Common Stock of the Company (or have any other obligation or liability) under the Option, if the Committee shall determine that (i) the employment of the Optionee with the Company or any Subsidiary has been terminated for cause or (ii) the Optionee has engaged or may engage in employment or activities competitive with the Company or any Subsidiary or contrary, in the opinion of the Committee, to the best interests of the Company or any Subsidiary. In the event of such determination, the Optionee (and the Optionee’s legal representative) shall have no right under the Option to purchase any shares of Common Stock of the Company regardless of whether the Optionee (or the Optionee’s legal representative) shall have delivered a notice of exercise of the Option prior to the Committee’s making of such determination. The Option may be terminated entirely by the Committee at the time of or at any time subsequent to a determination by the Committee under this Paragraph 4 which has the effect of eliminating the Company’s obligation to sell or deliver shares of Common Stock of the Company under the Option. Any rights which the Optionee may have under this Paragraph 4 are subject to the provisions of Paragraph 15.

5. Termination of Employment by Reason of Disability. If the Optionee ceases to be employed by the Company and all of its Subsidiaries by reason of the Optionee’s Disability, prior to the expiration of the Option and without the Optionee’s having fully exercised the Option, then the Optionee (or the Optionee’s legal representative) shall have the right to exercise the Option during its term within a period of six (6) months after such termination of employment to the extent that the Option was exercisable at the time of such termination of employment. Any rights which the Optionee may have under this Paragraph 5 are subject to the provisions of Paragraph 15.

6. Termination of Employment by Reason of Death. If the Optionee ceases to be employed by the Company and all of its Subsidiaries by reason of the Optionee’s death, prior to the expiration of the Option and without the Optionee’s having fully exercised the Option, then the personal representative of the Optionee’s estate or the person who acquired the right to exercise the Option by bequest or inheritance from the Optionee shall have the right to exercise the Option during its term within a period of twelve (12) months after the date of the Optionee’s death to the extent that the Option was exercisable at the time of such death; however, if, at the time of the Optionee’s death, the Optionee either (i) had reached the age of sixty-five (65) years or (ii) had reached the age of fifty-five (55) years and completed six (6) continuous years of employment by the Company or its Subsidiaries, then such 12-month period shall be extended to thirty-six (36) months.

7. Termination of Employment by Reason of Retirement. If the Optionee ceases to be employed by the Company and all of its Subsidiaries by reason of the Optionee’s Retirement, prior to the expiration of the Option and without the Optionee’s having fully exercised the Option, then the Optionee (or the Optionee’s legal representative) shall have the right to exercise the Option during its term within a period of thirty-six (36) months after such termination of employment to the extent that the Option was exercisable at the time of such termination of employment. Any rights which the Optionee may have under this Paragraph 7 are subject to the provisions of Paragraph 15. For purposes of this Agreement, “Retirement” means the termination of the Optionee’s employment for any reason (including but not limited to the Optionee’s Disability) other than the Optionee’s death after the Optionee either (i) has reached the age of sixty-five (65) years or (ii) has reached the age of fifty-five (55) years and completed six (6) continuous years of employment by the Company or its Subsidiaries.

8. Rights of Optionee. Neither the Optionee nor any other person having the right to exercise the Option shall have any rights as a stockholder of the Company with respect to the shares of Common Stock of the Company subject to the Option until the issuance of a stock certificate to the Optionee or such other person for such shares in accordance with the Plan.

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9. Nonassignability of Option. Except as provided in the following sentence, neither the Option nor any of the Optionee’s rights and interests under the Plan or this Agreement may be assigned or transferred by the Optionee in whole or in part either directly or by operation of law or otherwise (except by will or the laws of descent and distribution in the event of the Optionee’s death); and neither the Option nor any of the Optionee’s rights and interests under the Plan or this Agreement may be pledged, encumbered, or otherwise subjected to any obligation or liability of the Optionee. After giving at least thirty (30) days’ prior written notice to the Secretary of the Company, the Optionee may assign the Option in whole or in part to a Family Member or a Family Entity at any time prior to the expiration, termination, or cancellation of the Option, subject to all of the terms and conditions of the Plan and this Agreement; provided, that any such assignment shall be in writing, the Optionee promptly shall deliver a copy of any such assignment to the Secretary of the Company, and the Optionee and the assignee shall enter into such further agreement with the Company providing for the satisfaction of applicable federal, state, and local tax withholding requirements arising from or in connection with the exercise of the Option as the Company may require. A Family Member or a Family Entity to whom the Option has been assigned pursuant to the preceding sentence also shall be subject to the restrictions, limitations, and requirements contained in the first two sentences of this Paragraph 9. For purposes of this Paragraph 9, “Family Member” means only (i) the Optionee, (ii) a spouse, parent, child or more remote descendant, brother, sister, niece, or nephew of the Optionee, and (iii) a spouse of a brother, sister, child, or more remote descendant of the Optionee. For purposes of this Paragraph 9, “Family Entity” means only (i) a corporation, partnership, or limited liability company all of whose equity interests are owned by Family Members or other Family Entities and (ii) a trust or custodianship for the exclusive benefit of one or more Family Members (other than non-Family Member contingent beneficiaries whose rights arise only if no Family Member beneficiary is living). Subject to the first two sentences of Paragraph 2, the exercisability of the Option by a Family Member or a Family Entity to whom the Option has been assigned pursuant to this Paragraph 9 shall be determined by reference to the Optionee’s employment as provided in Paragraphs 2, 4, 5, 6, and 7 and is subject to the provisions of Paragraph 15. The Committee shall have exclusive authority to determine whether an assignment or transfer of the Option is permitted by this Paragraph 9, and the decision of the Committee with respect to such matter shall be binding and conclusive on the Company, the Optionee, and all other persons and entities. Without the prior approval of the Committee, a Family Entity to which the Option has been assigned pursuant to this Paragraph 9 shall not permit any non-Family Member to become a beneficial owner of an equity interest in or a beneficiary of such Family Entity (except by will or the laws of descent and distribution in the event of the death of a Family Member); and if a Family Entity violates the foregoing provisions of this sentence, then the Committee in its absolute discretion may terminate the Option effective as of the date on which such violation occurred. No Family Member or Family Entity to whom the Option has been assigned shall have any greater rights with respect to the Option than the Optionee would have had if the Option had not been assigned.

10. Right of Discharge Reserved. Nothing in the Plan or in this Agreement shall confer upon the Optionee the right to continue in the employ of the Company or any Subsidiary for any particular period of time or in any particular capacity or affect any right which the Company or any Subsidiary may have to terminate the employment of the Optionee.

11. Interpretations. The Committee shall have the authority to construe and interpret the provisions of the Plan and this Agreement and to make all decisions of fact and other determinations necessary or advisable for the administration of the Plan and this Agreement. Decisions and determinations of the Committee on all matters relating to the Plan or this Agreement shall be final and binding on all persons as provided in the Plan. The captions of the various paragraphs of this Agreement are for the purpose of convenient reference only and are not intended to define or limit the contents of such paragraphs. Capitalized terms used in this Agreement, unless defined in this Agreement, shall have the meanings given to such terms in the Plan.

12. Waivers. The waiver by the Company of any provision of this Agreement shall not operate or be construed to be a subsequent waiver of the same provision or a waiver of any other provision of this Agreement.

13. Governing Law. The Plan and this Agreement shall be governed by and construed in accordance with the laws of Delaware.

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14. Binding Effect. This Agreement shall be binding upon the Company, the Optionee, and their respective heirs, personal representatives, successors, and assigns. However, nothing contained in this Paragraph 14 shall be construed to allow the Optionee to make any assignment which is otherwise prohibited by the Plan or this Agreement.

15. Nonsolicitation Agreement of Optionee. (a) As a further consideration for the grant of the Option, the Optionee agrees with the Company that for a period of twelve (12) months after the Optionee ceases for any reason, whether voluntarily or involuntarily, to be employed by the Company or any of the Company’s Subsidiaries, the Optionee will not, in any capacity and whether alone or in association with another, directly or indirectly employ, solicit for employment, assist any other person to employ or solicit for employment, or advise or recommend to any other person that such other person employ or solicit for employment any person who then is employed by the Company or any of its Subsidiaries or who was employed by the Company or any of its Subsidiaries during the ninety (90) day period prior to the taking of such action by the Optionee.

(b) The Company and the Optionee acknowledge that, if the Optionee breaches any of the foregoing provisions of this Paragraph 15, it would be unreasonably difficult or substantially impossible to determine the actual damages which the Company will sustain or incur as a result of such breach. Accordingly, the Company and the Optionee agree that the Company shall be entitled to recover from the Optionee liquidated damages in respect of such breach determined as follows:

(i)	If the Optionee has not exercised the Option as to some or all of the shares of Common Stock of the Company covered by the Option (the “Option Shares”), then the Company shall have the right by written notice to the Optionee to terminate the Option as to all of the Option Shares as to which the Option has not been exercised or previously terminated.

(ii)	If the Optionee has exercised the Option as to some or all of the Option Shares but has not yet disposed of some or all of the shares of Common Stock of the Company received upon such exercise(s) of the Option (the “Issued Shares”), then upon written demand from the Company the Optionee forthwith shall deliver to the Company for cancellation the certificates for all of the Issued Shares.

(iii)	If the Optionee has exercised the Option as to some or all of the Option Shares and has disposed of some or all of the Issued Shares received upon such exercise(s), then upon written demand from the Company the Optionee forthwith shall pay to the Company an amount equal to (w) the gross cash proceeds of the sale of the Issued Shares (if the Issued Shares have been disposed of by the Optionee for cash), (x) the fair market value of any consideration other than cash received for the Issued Shares (if the Issued Shares have been disposed of by the Optionee for a consideration other than cash), (y) the fair market value of the Issued Shares on the date of their disposition (if the Issued Shares have been disposed of by the Optionee by gift or otherwise for less than their fair market value), or (z) a combination of the foregoing amounts if applicable.

If the Company incurs any costs or expenses, including attorney fees, in enforcing the provisions of this Paragraph 15, then the Optionee further agrees that the Company also shall be entitled to recover from the Optionee, in addition to the foregoing liquidated damages, the reasonable costs and expenses of such enforcement.

16. Change of Control. (a) Upon the occurrence of a Change of Control, the Option automatically shall become immediately exercisable in full without regard to the provisions of Paragraph 2 relating to the exercisability of the Option in installments.

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(b) For purposes of this agreement, a “Change of Control” shall be deemed to have occurred upon the happening of any of the following events:

(i)	The Company is merged or consolidated into another corporation or entity, and immediately after such merger or consolidation becomes effective the holders of a majority of the outstanding shares of voting capital stock of the Company immediately prior to the effectiveness of such merger or consolidation do not own (directly or indirectly) a majority of the outstanding shares of voting capital stock or other equity interests having voting rights of the surviving or resulting corporation or other entity in such merger or consolidation;

(ii)	any person, entity, or group of persons within the meaning of Sections 13(d) or 14(d) of the Securities Exchange Act of 1934 (the “1934 Act”) and the rules promulgated thereunder becomes the beneficial owner (within the meaning of Rule 13d-3 under the 1934 Act) of thirty percent (30%) or more of the outstanding voting capital stock of the Company;

(iii)	the Common Stock of the Company ceases to be publicly traded because of an issuer tender offer or other “going private” transaction (other than a transaction sponsored by the then current management of the Company);

(iv)	the Company dissolves or sells or otherwise disposes of all or substantially all of its property and assets (other than to an entity or group of entities which is then under common majority ownership (directly or indirectly) with the Company); or

(v)	In one or more substantially concurrent transactions or in a series of related transactions, the Company directly or indirectly disposes of a portion or portions of its business operations (collectively, the “Sold Business”) other than by ceasing to conduct the Sold Business without its being acquired by a third party (regardless of the entity or entities through which the Company conducted the Sold Business and regardless of whether such disposition is accomplished through a sale of assets, the transfer of ownership of an entity or entities, a merger, or in some other manner) and either (i) the fair market value of the consideration received or to be received by the Company for the Sold Business is equal to at least thirty percent (30%) of the market value of the outstanding Common Stock of the Company determined by multiplying the average of the closing prices for the Common Stock of the Company on the thirty (30) trading days immediately preceding the date of the first public announcement of the proposed disposition of the Sold Business by the average of the numbers of outstanding shares of Common Stock on such thirty (30) trading days or (ii) the revenues of the Sold Business during the most recent four (4) calendar quarters ended prior to the first public announcement of the proposed disposition of the Sold Business represented thirty percent (30%) or more of the total consolidated revenues of the Company during such four (4) calendar quarters.

(vi)	during any period of two consecutive years or less, individuals who at the beginning of such period constituted the Board of Directors of the Company cease, for any reason, to constitute at least a majority of the Board of Directors of the Company, unless the election or nomination for election of each new director of the Company who took office during such period was approved by a vote of at least seventy-five percent (75%) of the directors of the Company still in office at the time of such election or nomination for election who were directors of the Company at the beginning of such period.

(c) For purposes of this agreement, “Change of Control Date” means the date upon which a Change of Control becomes effective.

(d) The provisions of this Paragraph 16 shall be construed and applied in such manner as to enable the Optionee to realize the economic benefits (if any) of the Option in conjunction with the consummation or anticipated consummation of a Change of Control, and the Company shall permit the exercise of the Option to occur at a time

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and in a manner which will achieve such result (including, in appropriate circumstances, the exercise of the Option immediately prior to the Change of Control Date) or shall provide for the replacement of the Option with an economically equivalent option to acquire shares of the publicly traded capital stock or other publicly traded equity interests having voting rights of another corporation or other entity which is the direct or indirect successor to the Company as a result of such Change of Control.

(e) Notwithstanding any other provision of this Agreement which provides a shorter period during which the Option may be exercised after the Optionee ceases to be employed by the Company and all of its Subsidiaries, if the Optionee ceases to be employed by the Company and all of its Subsidiaries for any reason upon or after a Change of Control, prior to the expiration or other termination of the Option and without the Optionee’s having fully exercised the Option, then the Optionee or the Optionee’s legal representative (or, in the case of the Optionee’s death, the personal representative of the Optionee’s estate or the person who acquired the right to exercise the Option by bequest or inheritance from the Optionee) shall have the right to exercise the Option (to the extent not previously exercised) at any time during that period after such termination of employment which is the shorter of (i) the remaining term of the Option or (ii) thirty-six (36) months.

17. Gross-Up Payments. If the exercisability of the Option is accelerated pursuant to Paragraph 16 and such acceleration causes the Optionee to become liable for any excise tax on “excess parachute payments” (within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended, and any regulations thereunder) and any interest or penalties thereon (such excise tax, interest, and penalties, collectively, the “Tax Penalties”), then the Company promptly shall make a cash payment (the “Cash Payment”) to the Optionee in an amount equal to the Tax Penalties. The Company also promptly shall make an additional cash payment to the Optionee in an amount rounded to the nearest $100.00 which is equal to any additional income, excise, and other taxes (using the individual tax rates applicable to the Optionee for the year for which such Tax Penalties are owed) for which the Optionee will be liable as a result of the Optionee’s receipt of the Cash Payment (the additional cash payment provided for in this sentence being referred to as a “Gross-Up Payment”). In addition, the Optionee shall be entitled to promptly receive from the Company a further Gross-Up Payment in respect of each prior Gross-Up Payment until the amount of the last Gross-Up Payment is less than $100.00.

IN WITNESS WHEREOF, the Company and the Optionee have duly executed this Agreement as of the date first above written.

CSG SYSTEMS INTERNATIONAL,
INC., a Delaware corporation

By:
Title:

«Employee», Optionee

6

COM

8-22-02

CSG SYSTEMS INTERNATIONAL, INC.

1996 STOCK INCENTIVE PLAN

NON-QUALIFIED STOCK OPTION AGREEMENT

This Non-Qualified Stock Option Agreement dated                             , is entered into between                                  (the “Optionee”) and CSG SYSTEMS INTERNATIONAL, INC. (the “Company”), a Delaware corporation.

* * *

WHEREAS, the Company has adopted a 1996 Stock Incentive Plan (the “Plan”); and

WHEREAS, the Plan is administered by the Compensation Committee (the “Committee”) of the Board of Directors of the Company; and

WHEREAS, the Committee has authority under the Plan to grant Non-Qualified Stock Options covering shares of Common Stock of the Company; and

WHEREAS, pursuant to the Plan, the Committee has granted a Non-Qualified Stock Option to the Optionee and has directed the Company to execute this Agreement for the purpose of evidencing the grant of such option;

NOW, THEREFORE, the Company and the Optionee agree as follows:

1. Grant of Option. Pursuant to the Plan, on                              (the “Grant Date”), the Committee granted to the Optionee an option (the “Option”) to purchase                  shares of Common Stock of the Company at a purchase price of $             per share; and the Company and the Optionee are executing this Agreement to evidence the grant of the Option and the terms thereof. The Option is a Non-Qualified Stock Option for all purposes of the Plan and this Agreement. The Plan is incorporated in this Agreement with the same force and effect as if the Plan were set forth in full in this Agreement, and the Option is subject to all of the applicable terms and provisions of the Plan. The number of shares subject to the Option and the purchase price per share are subject to adjustment as provided in the Plan. By signing this Agreement, the Optionee acknowledges receipt from the Company of a copy of the Plan.

2. Term and Exercisability of Option. The Option shall not be exercisable more than ten (10) years after the Grant Date. If not sooner exercised, terminated, or cancelled, the Option shall expire ten (10) years after the Grant Date. Subject to all of the terms of the Plan, the Option shall be exercisable in                  (            ) installments of                  shares each [or:                  (            ) installments of                 ,                 ,                 , and                  shares, respectively], which installments shall become exercisable on                     ,                     ,                     , and                     , respectively. Once an installment of the Option becomes exercisable under this Agreement, it shall remain exercisable until the expiration, cancellation, or termination of the Option. Except as otherwise provided in Paragraphs 4, 5, 6, and 7, the Option shall terminate if the Optionee ceases to be employed by the Company and all of its Subsidiaries and may not thereafter be exercised. The Option shall be exercisable during the life of the Optionee only by the Optionee or the Optionee’s legal representative.

3. Method of Exercise of Option. The Option may be exercised by the Optionee (or by the Optionee’s legal representative or any other person entitled to exercise the Option pursuant to Paragraph 6) as to all or any part of the shares covered by the Option as to which the Option is then exercisable by (i) either logging on to www.benefitaccess.com, which is a stock option access web site, or calling (800) 367-4777, which is a touch-tone voice response system, in either case specifying the number of shares to be purchased and providing any other information requested by the web site or voice response system, and (ii) submitting to the Company or the broker designated by the Company payment in full for such shares in cash or as otherwise permitted by the Committee with respect to such exercise of the Option. The Committee reserves the right from time to time to modify or supplement the method or methods of exercising the Option and will promptly notify the Optionee of any such modification.

4. Termination of Employment Other than by Reason of Death, Disability, or Retirement. If the Optionee ceases to be employed by the Company and all of its Subsidiaries for any reason other than the Optionee’s death, Disability, or Retirement, prior to the expiration of the Option and without the Optionee’s having fully exercised the Option, then the Optionee (or the Optionee’s legal representative) shall have the right to exercise the Option during its term within a period of three (3) months after such termination of employment to the extent that the Option was exercisable at the time of such termination of employment. Notwithstanding the foregoing provisions of this Paragraph 4, the Optionee (and the Optionee’s legal representative) shall not have any rights under the Option, and the Company shall not be obligated to sell or deliver shares of Common Stock of the Company (or have any other obligation or liability) under the Option, if the Committee shall determine that (i) the employment of the Optionee with the Company or any Subsidiary has been terminated for cause or (ii) the Optionee has engaged or may engage in employment or activities competitive with the Company or any Subsidiary or contrary, in the opinion of the Committee, to the best interests of the Company or any Subsidiary. In the event of such determination, the Optionee (and the Optionee’s legal representative) shall have no right under the Option to purchase any shares of Common Stock of the Company regardless of whether the Optionee (or the Optionee’s legal representative) shall have delivered a notice of exercise of the Option prior to the Committee’s making of such determination. The Option may be terminated entirely by the Committee at the time of or at any time subsequent to a determination by the Committee under this Paragraph 4 which has the effect of eliminating the Company’s obligation to sell or deliver shares of Common Stock of the Company under the Option. Any rights which the Optionee may have under this Paragraph 4 are subject to the provisions of Paragraph 15.

5. Termination of Employment by Reason of Disability. If the Optionee ceases to be employed by the Company and all of its Subsidiaries by reason of the Optionee’s Disability, prior to the expiration of the Option and without the Optionee’s having fully exercised the Option, then the Optionee (or the Optionee’s legal representative) shall have the right to exercise the Option during its term within a period of six (6) months after such termination of employment to the extent that the Option was exercisable at the time of such termination of employment. Any rights which the Optionee may have under this Paragraph 5 are subject to the provisions of Paragraph 15.

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6. Termination of Employment by Reason of Death. If the Optionee ceases to be employed by the Company and all of its Subsidiaries by reason of the Optionee’s death, prior to the expiration of the Option and without the Optionee’s having fully exercised the Option, then the personal representative of the Optionee’s estate or the person who acquired the right to exercise the Option by bequest or inheritance from the Optionee shall have the right to exercise the Option during its term within a period of twelve (12) months after the date of the Optionee’s death to the extent that the Option was exercisable at the time of such death; however, if, at the time of the Optionee’s death, the Optionee either (i) had reached the age of sixty-five (65) years or (ii) had reached the age of fifty-five (55) years and completed six (6) continuous years of employment by the Company or its Subsidiaries, then such 12-month period shall be extended to thirty-six (36) months.

7. Termination of Employment by Reason of Retirement. If the Optionee ceases to be employed by the Company and all of its Subsidiaries by reason of the Optionee’s Retirement, prior to the expiration of the Option and without the Optionee’s having fully exercised the Option, then the Optionee (or the Optionee’s legal representative) shall have the right to exercise the Option during its term within a period of thirty-six (36) months after such termination of employment to the extent that the Option was exercisable at the time of such termination of employment. Any rights which the Optionee may have under this Paragraph 7 are subject to the provisions of Paragraph 15. For purposes of this Agreement, “Retirement” means the termination of the Optionee’s employment for any reason (including but not limited to the Optionee’s Disability) other than the Optionee’s death after the Optionee either (i) has reached the age of sixty-five (65) years or (ii) has reached the age of fifty-five (55) years and completed six (6) continuous years of employment by the Company or its Subsidiaries.

8. Rights of Optionee. Neither the Optionee nor any other person having the right to exercise the Option shall have any rights as a stockholder of the Company with respect to the shares of Common Stock of the Company subject to the Option until the issuance of a stock certificate to the Optionee or such other person for such shares in accordance with the Plan.

9. Nonassignability of Option. Neither the Option nor any of the Optionee’s rights and interests under the Plan or this Agreement may be assigned or transferred by the Optionee in whole or in part either directly or by operation of law or otherwise (except by will or the laws of descent and distribution in the event of the Optionee’s death); and neither the Option nor any of the Optionee’s rights and interests under the Plan or this Agreement may be pledged, encumbered, or otherwise subjected to any obligation or liability of the Optionee.

10. Right of Discharge Reserved. Nothing in the Plan or in this Agreement shall confer upon the Optionee the right to continue in the employ of the Company or any Subsidiary for any particular period of time or in any particular capacity or affect any right which the Company or any Subsidiary may have to terminate the employment of the Optionee.

11. Interpretations. The Committee shall have the authority to construe and interpret the provisions of the Plan and this Agreement and to make all decisions of fact and other determinations necessary or advisable for the administration of the Plan and this Agreement. Decisions and determinations of the Committee on all matters relating to the Plan or this Agreement shall be final and binding on all persons as provided in the Plan. The captions of the various paragraphs of this Agreement are for the purpose of convenient reference only and are not intended to define or limit the contents of such paragraphs. Capitalized terms used in this Agreement, unless defined in this Agreement, shall have the meanings given to such terms in the Plan.

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12. Waivers. The waiver by the Company of any provision of this Agreement shall not operate or be construed to be a subsequent waiver of the same provision or a waiver of any other provision of this Agreement.

13. Governing Law. The Plan and this Agreement shall be governed by and construed in accordance with the laws of Delaware.

14. Binding Effect. This Agreement shall be binding upon the Company, the Optionee, and their respective heirs, personal representatives, successors, and assigns. However, nothing contained in this Paragraph 14 shall be construed to allow the Optionee to make any assignment which is otherwise prohibited by the Plan or this Agreement.

15. Nonsolicitation Agreement of Optionee. (a) As a further consideration for the grant of the Option, the Optionee agrees with the Company that for a period of twelve (12) months after the Optionee ceases for any reason, whether voluntarily or involuntarily, to be employed by the Company or any of the Company’s Subsidiaries, the Optionee will not, in any capacity and whether alone or in association with another, directly or indirectly employ, solicit for employment, assist any other person to employ or solicit for employment, or advise or recommend to any other person that such other person employ or solicit for employment any person who then is employed by the Company or any of its Subsidiaries or who was employed by the Company or any of its Subsidiaries during the ninety (90) day period prior to the taking of such action by the Optionee.

(b) The Company and the Optionee acknowledge that, if the Optionee breaches any of the foregoing provisions of this Paragraph 15, it would be unreasonably difficult or substantially impossible to determine the actual damages which the Company will sustain or incur as a result of such breach. Accordingly, the Company and the Optionee agree that the Company shall be entitled to recover from the Optionee liquidated damages in respect of such breach determined as follows:

(i)	If the Optionee has not exercised the Option as to some or all of the shares of Common Stock of the Company covered by the Option (the “Option Shares”), then the Company shall have the right by written notice to the Optionee to terminate the Option as to all of the Option Shares as to which the Option has not been exercised or previously terminated.

(ii)	If the Optionee has exercised the Option as to some or all of the Option Shares but has not yet disposed of some or all of the shares of Common Stock of the Company received upon such exercise(s) of the Option (the “Issued Shares”), then upon written demand from the Company the Optionee forthwith shall deliver to the Company for cancellation the certificates for all of the Issued Shares.

(iii)	If the Optionee has exercised the Option as to some or all of the Option Shares and has disposed of some or all of the Issued Shares received upon such

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exercise(s), then upon written demand from the Company the Optionee forthwith shall pay to the Company an amount equal to (w) the gross cash proceeds of the sale of the Issued Shares (if the Issued Shares have been disposed of by the Optionee for cash), (x) the fair market value of any consideration other than cash received for the Issued Shares (if the Issued Shares have been disposed of by the Optionee for a consideration other than cash), (y) the fair market value of the Issued Shares on the date of their disposition (if the Issued Shares have been disposed of by the Optionee by gift or otherwise for less than their fair market value), or (z) a combination of the foregoing amounts if applicable.

If the Company incurs any costs or expenses, including attorney fees, in enforcing the provisions of this Paragraph 15, then the Optionee further agrees that the Company also shall be entitled to recover from the Optionee, in addition to the foregoing liquidated damages, the reasonable costs and expenses of such enforcement.

IN WITNESS WHEREOF, the Company and the Optionee have duly executed this Agreement as of the date first above written.

CSG SYSTEMS INTERNATIONAL,
INC., a Delaware corporation

By:
Title:

Optionee

5

COM-E

8-22-02

CSG SYSTEMS INTERNATIONAL, INC.

1996 STOCK INCENTIVE PLAN

INCENTIVE STOCK OPTION AGREEMENT

This Incentive Stock Option Agreement dated «Agreement_Date», is entered into between «Employee» (the “Optionee”) and CSG SYSTEMS INTERNATIONAL, INC. (the “Company”), a Delaware corporation.

* * *

WHEREAS, the Company has adopted a 1996 Stock Incentive Plan (the “Plan”); and

WHEREAS, the Plan is administered by the Compensation Committee (the “Committee”) of the Board of Directors of the Company; and

WHEREAS, the Committee has authority under the Plan to grant Incentive Stock Options covering shares of Common Stock of the Company; and

WHEREAS, pursuant to the Plan, the Committee has granted an Incentive Stock Option to the Optionee and has directed the Company to execute this Agreement for the purpose of evidencing the grant of such option;

NOW, THEREFORE, the Company and the Optionee agree as follows:

1. Grant of Option. Pursuant to the Plan, on «Grant_Date» (the “Grant Date”), the Committee granted to the Optionee an option (the “Option”) to purchase «Grant_Amt» shares of Common Stock of the Company at a purchase price of «Price» per share; and the Company and the Optionee are executing this Agreement to evidence the grant of the Option and the terms thereof. The Option is an Incentive Stock Option for all purposes of the Plan and this Agreement. The Plan is incorporated in this Agreement with the same force and effect as if the Plan were set forth in full in this Agreement, and the Option is subject to all of the applicable terms and provisions of the Plan. The number of shares subject to the Option and the purchase price per share are subject to adjustment as provided in the Plan. By signing this Agreement, the Optionee acknowledges receipt from the Company of a copy of the Plan.

2. Term and Exercisability of Option. The Option shall not be exercisable more than ten (10) years after the Grant Date. If not sooner exercised, terminated, or cancelled, the Option shall expire ten (10) years after the Grant Date. Subject to all of the terms of the Plan, the Option shall be exercisable in              (        ) installments of              shares each [or              (        ) installments of             ,             ,             , and              shares, respectively], which installments shall become exercisable on                     ,                     ,                     , and                     , respectively. Once an installment of the Option becomes exercisable under this Agreement, it shall remain exercisable until the expiration, cancellation, or termination of the Option. Except as otherwise provided in Paragraphs 4, 5, and 6, the Option shall terminate if the Optionee ceases to be employed by the Company and all of its Subsidiaries and may not thereafter be exercised. The Option shall be exercisable during the life of the Optionee only by the Optionee or the Optionee’s legal representative.

3. Method of Exercise of Option. The Option may be exercised by the Optionee (or by the Optionee’s legal representative or any other person entitled to exercise the Option pursuant to Paragraph 6) as to all or any part of the shares covered by the Option as to which the Option is then exercisable by (i) either logging on to www.benefitaccess.com, which is a stock option access web site, or calling (800) 367-4777, which is a touch-tone voice response system, in either case specifying the number of shares to be purchased and providing any other information requested by the web site or voice response system, and (ii) submitting to the Company or the broker designated by the Company payment in full for such shares in cash or as otherwise permitted by the Committee with respect to such exercise of the Option. The Committee reserves the right from time to time to modify or supplement the method or methods of exercising the Option and will promptly notify the Optionee of any such modification.

4. Termination of Employment Other than by Reason of Death or Disability. If the Optionee ceases to be employed by the Company and all of its Subsidiaries for any reason other than the Optionee’s death or Disability, prior to the expiration of the Option and without the Optionee’s having fully exercised the Option, then the Optionee (or the Optionee’s legal representative) shall have the right to exercise the Option during its term within a period of three (3) months after such termination of employment to the extent that the Option was exercisable at the time of such termination of employment. Notwithstanding the foregoing provisions of this Paragraph 4, the Optionee (and the Optionee’s legal representative) shall not have any rights under the Option, and the Company shall not be obligated to sell or deliver shares of Common Stock of the Company (or have any other obligation or liability) under the Option, if the Committee shall determine that (i) the employment of the Optionee with the Company or any Subsidiary has been terminated for cause or (ii) the Optionee has engaged or may engage in employment or activities competitive with the Company or any Subsidiary or contrary, in the opinion of the Committee, to the best interests of the Company or any Subsidiary. In the event of such determination, the Optionee (and the Optionee’s legal representative) shall have no right under the Option to purchase any shares of Common Stock of the Company regardless of whether the Optionee (or the Optionee’s legal representative) shall have delivered a notice of exercise of the Option prior to the Committee’s making of such determination. The Option may be terminated entirely by the Committee at the time of or at any time subsequent to a determination by the Committee under this Paragraph 4 which has the effect of eliminating the Company’s obligation to sell or deliver shares of Common Stock of the Company under the Option. Any rights which the Optionee may have under this Paragraph 4 are subject to the provisions of Paragraph 15.

5. Termination of Employment by Reason of Disability. If the Optionee ceases to be employed by the Company and all of its Subsidiaries by reason of the Optionee’s Disability, prior to the expiration of the Option and without the Optionee’s having fully exercised the Option, then the Optionee (or the Optionee’s legal representative) shall have the right to exercise the Option during its term within a period of six (6) months after such termination of employment to the extent that the Option was exercisable at the time of such termination of employment. Any rights which the Optionee may have under this Paragraph 5 are subject to the provisions of Paragraph 15.

6. Termination of Employment by Reason of Death. If the Optionee ceases to be employed by the Company and all of its Subsidiaries by reason of the Optionee’s death, prior to the expiration of the Option and without the Optionee’s having fully exercised the Option, then the personal representative of the Optionee’s estate or the person who acquired the right to exercise the Option by bequest or inheritance from the Optionee shall have the right to exercise the Option during its term within a period of twelve (12) months after the date of the Optionee’s death to the extent that the Option was exercisable at the time of such death.

7. Rights of Optionee. Neither the Optionee nor any other person having the right to exercise the Option shall have any rights as a stockholder of the Company with respect to the shares of Common Stock of the Company subject to the Option until the issuance of a stock certificate to the Optionee or such other person for such shares in accordance with the Plan.

8. Nonassignability of Option. Neither the Option nor any of the Optionee’s rights and interests under the Plan or this Agreement may be assigned or transferred by the Optionee in whole or in part either directly or by operation of law or otherwise (except by will or the laws of descent and distribution in the event of the Optionee’s death); and neither the Option nor any of the Optionee’s rights and interests under the Plan or this Agreement may be pledged, encumbered, or otherwise subjected to any obligation or liability of the Optionee.

9. Right of Discharge Reserved. Nothing in the Plan or in this Agreement shall confer upon the Optionee the right to continue in the employ of the Company or any Subsidiary for any particular period of time or in any particular capacity or affect any right which the Company or any Subsidiary may have to terminate the employment of the Optionee.

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10. Notice of Disposition. The Optionee shall notify the Company of any disposition of shares of Common Stock of the Company issued pursuant to the exercise of the Option under the circumstances described in Section 421(b) of the Internal Revenue Code of 1986 (relating to certain disqualifying dispositions) within ten (10) days after such disposition.

11. Interpretations. The Committee shall have the authority to construe and interpret the provisions of the Plan and this Agreement and to make all decisions of fact and other determinations necessary or advisable for the administration of the Plan and this Agreement. Decisions and determinations of the Committee on all matters relating to the Plan or this Agreement shall be final and binding on all persons as provided in the Plan. The captions of the various paragraphs of this Agreement are for the purpose of convenient reference only and are not intended to define or limit the contents of such paragraphs. Capitalized terms used in this Agreement, unless defined in this Agreement, shall have the meanings given to such terms in the Plan.

12. Waivers. The waiver by the Company of any provision of this Agreement shall not operate or be construed to be a subsequent waiver of the same provision or a waiver of any other provision of this Agreement.

13. Governing Law. The Plan and this Agreement shall be governed by and construed in accordance with the laws of Delaware.

14. Binding Effect. This Agreement shall be binding upon the Company, the Optionee, and their respective heirs, personal representatives, successors, and assigns. However, nothing contained in this Paragraph 14 shall be construed to allow the Optionee to make any assignment which is otherwise prohibited by the Plan or this Agreement.

15. Nonsolicitation Agreement of Optionee. (a) As a further consideration for the grant of the Option, the Optionee agrees with the Company that for a period of twelve (12) months after the Optionee ceases for any reason, whether voluntarily or involuntarily, to be employed by the Company or any of the Company’s Subsidiaries, the Optionee will not, in any capacity and whether alone or in association with another, directly or indirectly employ, solicit for employment, assist any other person to employ or solicit for employment, or advise or recommend to any other person that such other person employ or solicit for employment any person who then is employed by the Company or any of its Subsidiaries or who was employed by the Company or any of its Subsidiaries during the ninety (90) day period prior to the taking of such action by the Optionee.

(b) The Company and the Optionee acknowledge that, if the Optionee breaches any of the foregoing provisions of this Paragraph 15, it would be unreasonably difficult or substantially impossible to determine the actual damages which the Company will sustain or incur as a result of such breach. Accordingly, the Company and the Optionee agree that the Company shall be entitled to recover from the Optionee liquidated damages in respect of such breach determined as follows:

(i)	If the Optionee has not exercised the Option as to some or all of the shares of Common Stock of the Company covered by the Option (the “Option Shares”), then the Company shall have the right by written notice to the Optionee to terminate the Option as to all of the Option Shares as to which the Option has not been exercised or previously terminated.

(ii)	If the Optionee has exercised the Option as to some or all of the Option Shares but has not yet disposed of some or all of the shares of Common Stock of the Company received upon such exercise(s) of the Option (the “Issued Shares”), then upon written demand from the Company the Optionee forthwith shall deliver to the Company for cancellation the certificates for all of the Issued Shares.

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(iii)	If the Optionee has exercised the Option as to some or all of the Option Shares and has disposed of some or all of the Issued Shares received upon such exercise(s), then upon written demand from the Company the Optionee forthwith shall pay to the Company an amount equal to (w) the gross cash proceeds of the sale of the Issued Shares (if the Issued Shares have been disposed of by the Optionee for cash), (x) the fair market value of any consideration other than cash received for the Issued Shares (if the Issued Shares have been disposed of by the Optionee for a consideration other than cash), (y) the fair market value of the Issued Shares on the date of their disposition (if the Issued Shares have been disposed of by the Optionee by gift or otherwise for less than their fair market value), or (z) a combination of the foregoing amounts if applicable.

If the Company incurs any costs or expenses, including attorney fees, in enforcing the provisions of this Paragraph 15, then the Optionee further agrees that the Company also shall be entitled to recover from the Optionee, in addition to the foregoing liquidated damages, the reasonable costs and expenses of such enforcement.

16. Change of Control. (a) Upon the occurrence of a Change of Control, the Option automatically shall become immediately exercisable in full without regard to the provisions of Paragraph 2 relating to the exercisability of the Option in installments.

(b) For purposes of this agreement, a “Change of Control” shall be deemed to have occurred upon the happening of any of the following events:

(i)	The Company is merged or consolidated into another corporation or entity, and immediately after such merger or consolidation becomes effective the holders of a majority of the outstanding shares of voting capital stock of the Company immediately prior to the effectiveness of such merger or consolidation do not own (directly or indirectly) a majority of the outstanding shares of voting capital stock or other equity interests having voting rights of the surviving or resulting corporation or other entity in such merger or consolidation;

(ii)	any person, entity, or group of persons within the meaning of Sections 13(d) or 14(d) of the Securities Exchange Act of 1934 (the “1934 Act”) and the rules promulgated thereunder becomes the beneficial owner (within the meaning of Rule 13d-3 under the 1934 Act) of thirty percent (30%) or more of the outstanding voting capital stock of the Company;

(iii)	the Common Stock of the Company ceases to be publicly traded because of an issuer tender offer or other “going private” transaction (other than a transaction sponsored by the then current management of the Company);

(iv)	the Company dissolves or sells or otherwise disposes of all or substantially all of its property and assets (other than to an entity or group of entities which is then under common majority ownership (directly or indirectly) with the Company); or

(v)	In one or more substantially concurrent transactions or in a series of related transactions, the Company directly or indirectly disposes of a portion or portions of its business operations (collectively, the “Sold Business”) other than by ceasing to conduct the Sold Business without its being acquired by a third party (regardless of the entity or entities through which the Company conducted the Sold Business and regardless of whether such disposition is accomplished through a sale of assets, the transfer of ownership of an entity or entities, a merger, or in some other manner) and either (i) the fair market value of the consideration received or to be received by the Company for the Sold Business is equal to

4

at least thirty percent (30%) of the market value of the outstanding Common Stock of the Company determined by multiplying the average of the closing prices for the Common Stock of the Company on the thirty (30) trading days immediately preceding the date of the first public announcement of the proposed disposition of the Sold Business by the average of the numbers of outstanding shares of Common Stock on such thirty (30) trading days or (ii) the revenues of the Sold Business during the most recent four (4) calendar quarters ended prior to the first public announcement of the proposed disposition of the Sold Business represented thirty percent (30%) or more of the total consolidated revenues of the Company during such four (4) calendar quarters.

(vi)	during any period of two consecutive years or less, individuals who at the beginning of such period constituted the Board of Directors of the Company cease, for any reason, to constitute at least a majority of the Board of Directors of the Company, unless the election or nomination for election of each new director of the Company who took office during such period was approved by a vote of at least seventy-five percent (75%) of the directors of the Company still in office at the time of such election or nomination for election who were directors of the Company at the beginning of such period.

(c) For purposes of this agreement, “Change of Control Date” means the date upon which a Change of Control becomes effective.

(d) The provisions of this Paragraph 16 shall be construed and applied in such manner as to enable the Optionee to realize the economic benefits (if any) of the Option in conjunction with the consummation or anticipated consummation of a Change of Control, and the Company shall permit the exercise of the Option to occur at a time and in a manner which will achieve such result (including, in appropriate circumstances, the exercise of the Option immediately prior to the Change of Control Date).

17. Gross-Up Payments. If the exercisability of the Option is accelerated pursuant to Paragraph 16 and such acceleration causes the Optionee to become liable for any excise tax on “excess parachute payments” (within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended, and any regulations thereunder) and any interest or penalties thereon (such excise tax, interest, and penalties, collectively, the “Tax Penalties”), then the Company promptly shall make a cash payment (the “Cash Payment”) to the Optionee in an amount equal to the Tax Penalties. The Company also promptly shall make an additional cash payment to the Optionee in an amount rounded to the nearest $100.00 which is equal to any additional income, excise, and other taxes (using the individual tax rates applicable to the Optionee for the year for which such Tax Penalties are owed) for which the Optionee will be liable as a result of the Optionee’s receipt of the Cash Payment (the additional cash payment provided for in this sentence being referred to as a “Gross-Up Payment”). In addition, the Optionee shall be entitled to promptly receive from the Company a further Gross-Up Payment in respect of each prior Gross-Up Payment until the amount of the last Gross-Up Payment is less than $100.00.

IN WITNESS WHEREOF, the Company and the Optionee have duly executed this Agreement as of the date first above written.

CSG SYSTEMS INTERNATIONAL,
INC., a Delaware corporation

By:
Title:

«Employee»Optionee

5

COM

8-22-02

CSG SYSTEMS INTERNATIONAL, INC.

1996 STOCK INCENTIVE PLAN

INCENTIVE STOCK OPTION AGREEMENT

This Incentive Stock Option Agreement dated                 , is entered into between                  (the “Optionee”) and CSG SYSTEMS INTERNATIONAL, INC. (the “Company”), a Delaware corporation.

* * *

WHEREAS, the Company has adopted a 1996 Stock Incentive Plan (the “Plan”); and

WHEREAS, the Plan is administered by the Compensation Committee (the “Committee”) of the Board of Directors of the Company; and

WHEREAS, the Committee has authority under the Plan to grant Incentive Stock Options covering shares of Common Stock of the Company; and

WHEREAS, pursuant to the Plan, the Committee has granted an Incentive Stock Option to the Optionee and has directed the Company to execute this Agreement for the purpose of evidencing the grant of such option;

NOW, THEREFORE, the Company and the Optionee agree as follows:

1. Grant of Option. Pursuant to the Plan, on                      (the “Grant Date”), the Committee granted to the Optionee an option (the “Option”) to purchase              shares of Common Stock of the Company at a purchase price of $             per share; and the Company and the Optionee are executing this Agreement to evidence the grant of the Option and the terms thereof. The Option is an Incentive Stock Option for all purposes of the Plan and this Agreement. The Plan is incorporated in this Agreement with the same force and effect as if the Plan were set forth in full in this Agreement, and the Option is subject to all of the applicable terms and provisions of the Plan. The number of shares subject to the Option and the purchase price per share are subject to adjustment as provided in the Plan. By signing this Agreement, the Optionee acknowledges receipt from the Company of a copy of the Plan.

2. Term and Exercisability of Option. The Option shall not be exercisable more than ten (10) years after the Grant Date. If not sooner exercised, terminated, or cancelled, the Option shall expire ten (10) years after the Grant Date. Subject to all of the terms of the Plan, the Option shall be exercisable in              (            ) installments of              shares each [or              (            ) installments of             ,             ,             , and              shares, respectively], which installments shall become exercisable on                     ,                     ,                     , and                     , respectively. Once an installment of the Option becomes exercisable under this Agreement, it shall remain exercisable until the expiration, cancellation, or termination of the Option. Except as otherwise provided in Paragraphs 4, 5, and 6, the Option shall terminate if the Optionee ceases to be employed by the Company and all of its Subsidiaries and may not thereafter be exercised. The Option shall be exercisable during the life of the Optionee only by the Optionee or the Optionee’s legal representative.

3. Method of Exercise of Option. The Option may be exercised by the Optionee (or by the Optionee’s legal representative or any other person entitled to exercise the Option pursuant to Paragraph 6) as to all or any part of the shares covered by the Option as to which the Option is then exercisable by (i) either logging on to www.benefitaccess.com, which is a stock option access web site, or calling (800) 367-4777, which is a touch-tone voice response system, in either case specifying the number of shares to be purchased and providing any other information requested by the web site or voice response system, and (ii) submitting to the Company or the broker designated by the Company payment in full for such shares in cash or as otherwise permitted by the Committee with respect to such exercise of the Option. The Committee reserves the right from time to time to modify or supplement the method or methods of exercising the Option and will promptly notify the Optionee of any such modification.

4. Termination of Employment Other than by Reason of Death or Disability. If the Optionee ceases to be employed by the Company and all of its Subsidiaries for any reason other than the Optionee’s death or Disability, prior to the expiration of the Option and without the Optionee’s having fully exercised the Option, then the Optionee (or the Optionee’s legal representative) shall have the right to exercise the Option during its term within a period of three (3) months after such termination of employment to the extent that the Option was exercisable at the time of such termination of employment. Notwithstanding the foregoing provisions of this Paragraph 4, the Optionee (and the Optionee’s legal representative) shall not have any rights under the Option, and the Company shall not be obligated to sell or deliver shares of Common Stock of the Company (or have any other obligation or liability) under the Option, if the Committee shall determine that (i) the employment of the Optionee with the Company or any Subsidiary has been terminated for cause or (ii) the Optionee has engaged or may engage in employment or activities competitive with the Company or any Subsidiary or contrary, in the opinion of the Committee, to the best interests of the Company or any Subsidiary. In the event of such determination, the Optionee (and the Optionee’s legal representative) shall have no right under the Option to purchase any shares of Common Stock of the Company regardless of whether the Optionee (or the Optionee’s legal representative) shall have delivered a notice of exercise of the Option prior to the Committee’s making of such determination. The Option may be terminated entirely by the Committee at the time of or at any time subsequent to a determination by the Committee under this Paragraph 4 which has the effect of eliminating the Company’s obligation to sell or deliver shares of Common Stock of the Company under the Option. Any rights which the Optionee may have under this Paragraph 4 are subject to the provisions of Paragraph 15.

5. Termination of Employment by Reason of Disability. If the Optionee ceases to be employed by the Company and all of its Subsidiaries by reason of the Optionee’s Disability, prior to the expiration of the Option and without the Optionee’s having fully exercised the Option, then the Optionee (or the Optionee’s legal representative) shall have the right to exercise the Option during its term within a period of six (6) months after such termination of employment to the extent that the Option was exercisable at the time of such termination of employment. Any rights which the Optionee may have under this Paragraph 5 are subject to the provisions of Paragraph 15.

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6. Termination of Employment by Reason of Death. If the Optionee ceases to be employed by the Company and all of its Subsidiaries by reason of the Optionee’s death, prior to the expiration of the Option and without the Optionee’s having fully exercised the Option, then the personal representative of the Optionee’s estate or the person who acquired the right to exercise the Option by bequest or inheritance from the Optionee shall have the right to exercise the Option during its term within a period of twelve (12) months after the date of the Optionee’s death to the extent that the Option was exercisable at the time of such death.

7. Rights of Optionee. Neither the Optionee nor any other person having the right to exercise the Option shall have any rights as a stockholder of the Company with respect to the shares of Common Stock of the Company subject to the Option until the issuance of a stock certificate to the Optionee or such other person for such shares in accordance with the Plan.

8. Nonassignability of Option. Neither the Option nor any of the Optionee’s rights and interests under the Plan or this Agreement may be assigned or transferred by the Optionee in whole or in part either directly or by operation of law or otherwise (except by will or the laws of descent and distribution in the event of the Optionee’s death); and neither the Option nor any of the Optionee’s rights and interests under the Plan or this Agreement may be pledged, encumbered, or otherwise subjected to any obligation or liability of the Optionee.

9. Right of Discharge Reserved. Nothing in the Plan or in this Agreement shall confer upon the Optionee the right to continue in the employ of the Company or any Subsidiary for any particular period of time or in any particular capacity or affect any right which the Company or any Subsidiary may have to terminate the employment of the Optionee.

10. Notice of Disposition. The Optionee shall notify the Company of any disposition of shares of Common Stock of the Company issued pursuant to the exercise of the Option under the circumstances described in Section 421(b) of the Internal Revenue Code of 1986 (relating to certain disqualifying dispositions) within ten (10) days after such disposition.

11. Interpretations. The Committee shall have the authority to construe and interpret the provisions of the Plan and this Agreement and to make all decisions of fact and other determinations necessary or advisable for the administration of the Plan and this Agreement. Decisions and determinations of the Committee on all matters relating to the Plan or this Agreement shall be final and binding on all persons as provided in the Plan. The captions of the various paragraphs of this Agreement are for the purpose of convenient reference only and are not intended to define or limit the contents of such paragraphs. Capitalized terms used in this Agreement, unless defined in this Agreement, shall have the meanings given to such terms in the Plan.

12. Waivers. The waiver by the Company of any provision of this Agreement shall not operate or be construed to be a subsequent waiver of the same provision or a waiver of any other provision of this Agreement.

13. Governing Law. The Plan and this Agreement shall be governed by and construed in accordance with the laws of Delaware.

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14. Binding Effect. This Agreement shall be binding upon the Company, the Optionee, and their respective heirs, personal representatives, successors, and assigns. However, nothing contained in this Paragraph 14 shall be construed to allow the Optionee to make any assignment which is otherwise prohibited by the Plan or this Agreement.

15. Nonsolicitation Agreement of Optionee. (a) As a further consideration for the grant of the Option, the Optionee agrees with the Company that for a period of twelve (12) months after the Optionee ceases for any reason, whether voluntarily or involuntarily, to be employed by the Company or any of the Company’s Subsidiaries, the Optionee will not, in any capacity and whether alone or in association with another, directly or indirectly employ, solicit for employment, assist any other person to employ or solicit for employment, or advise or recommend to any other person that such other person employ or solicit for employment any person who then is employed by the Company or any of its Subsidiaries or who was employed by the Company or any of its Subsidiaries during the ninety (90) day period prior to the taking of such action by the Optionee.

(b) The Company and the Optionee acknowledge that, if the Optionee breaches any of the foregoing provisions of this Paragraph 15, it would be unreasonably difficult or substantially impossible to determine the actual damages which the Company will sustain or incur as a result of such breach. Accordingly, the Company and the Optionee agree that the Company shall be entitled to recover from the Optionee liquidated damages in respect of such breach determined as follows:

(i)	If the Optionee has not exercised the Option as to some or all of the shares of Common Stock of the Company covered by the Option (the “Option Shares”), then the Company shall have the right by written notice to the Optionee to terminate the Option as to all of the Option Shares as to which the Option has not been exercised or previously terminated.

(ii)	If the Optionee has exercised the Option as to some or all of the Option Shares but has not yet disposed of some or all of the shares of Common Stock of the Company received upon such exercise(s) of the Option (the “Issued Shares”), then upon written demand from the Company the Optionee forthwith shall deliver to the Company for cancellation the certificates for all of the Issued Shares.

(iii)	If the Optionee has exercised the Option as to some or all of the Option Shares and has disposed of some or all of the Issued Shares received upon such exercise(s), then upon written demand from the Company the Optionee forthwith shall pay to the Company an amount equal to (w) the gross cash proceeds of the sale of the Issued Shares (if the Issued Shares have been disposed of by the Optionee for cash), (x) the fair market value of any consideration other than cash received for the Issued Shares (if the Issued Shares have been disposed of by the Optionee for a consideration other than cash), (y) the fair market value of the Issued Shares on the date of their disposition (if the Issued Shares have been disposed of by the Optionee by gift or otherwise for less than their fair market value), or (z) a combination of the foregoing amounts if applicable.

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If the Company incurs any costs or expenses, including attorney fees, in enforcing the provisions of this Paragraph 15, then the Optionee further agrees that the Company also shall be entitled to recover from the Optionee, in addition to the foregoing liquidated damages, the reasonable costs and expenses of such enforcement.

IN WITNESS WHEREOF, the Company and the Optionee have duly executed this Agreement as of the date first above written.

CSG SYSTEMS INTERNATIONAL,
INC., a Delaware corporation

By:
Title:

Optionee

5

CSG SYSTEMS INTERNATIONAL, INC.

STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

STOCK OPTION AGREEMENT

This Stock Option Agreement dated                             ,             , is entered into between                              (the “Optionee”) and CSG SYSTEMS INTERNATIONAL, INC. (the “Company”), a Delaware corporation.

* * *

WHEREAS, the Company has adopted a Stock Option Plan for Non-Employee Directors (the “Plan”); and

WHEREAS, the Plan is administered by the Board of Directors of the Company (the “Board”); and

WHEREAS, the Board has authority under the Plan to grant Stock Options covering shares of Common Stock of the Company; and

WHEREAS, pursuant to the Plan, the Board has granted a Stock Option to the Optionee and has directed that this Agreement be executed for the purpose of evidencing the grant of such Stock Option;

NOW, THEREFORE, the Company and the Optionee agree as follows:

1. Grant of Option. Pursuant to the Plan, on                     ,              (the “Grant Date”), the Board granted to the Optionee an option (the “Option”) to purchase                  shares of Common Stock of the Company at a purchase price of $             per share; and the Company and the Optionee are executing this Agreement to evidence the grant of the Option and the terms thereof. The Option is a nonqualified stock option for purposes of the Internal Revenue Code of 1986. The Plan is incorporated in this Agreement with the same force and effect as if the Plan were set forth in full in this Agreement, and the Option is subject to all of the applicable terms and provisions of the Plan. The number of shares subject to the Option and the purchase price per share are subject to adjustment as provided in the Plan. By signing this Agreement, the Optionee acknowledges receipt from the Company of a copy of the Plan.

2. Term and Exercisability of Option. Subject to all of the terms of the Plan and this Agreement, the Option shall be exercisable in                  (            ) installments of              shares each, which installments shall become exercisable on                     ,             , and                         , respectively. Once an installment of the Option becomes exercisable under this Agreement, it shall remain exercisable until the expiration, cancellation, or termination of the Option. The Option shall not be exercisable more than ten (10) years after the Grant Date. If not sooner exercised, terminated, or cancelled, the Option shall expire ten (10) years after the Grant Date. Except as otherwise provided in Paragraphs 4, 5, and 6, the Option shall terminate if the Optionee ceases to be a member of the Board.

3. Method of Exercise of Option. The Option may be exercised by the Optionee (or by the Optionee’s legal representative, any other person entitled to exercise the Option pursuant to Paragraph 6, or a permitted assignee to whom the Option has been assigned pursuant to Paragraph 8) as to all or any part of the shares covered by the Option as to which the Option is then exercisable by (i) either logging on to www.benefitaccess.com, which is a stock option access web site, or calling (800) 367-4777, which is a touch-tone voice response system, in either case specifying the number of shares to be purchased and providing any other information requested by the web site or voice response system, and (ii) submitting to the Company or the broker designated by the Company payment in full for such shares either (a) in cash, (b) in shares of Common Stock of the Company which already are owned by the Optionee (and have been owned by the Optionee for more than six months prior to the Option exercise date) and which are surrendered to the Company in good form for transfer, or (c) in any combination of cash and such shares of Common Stock of the Company. When payment is made in shares of Common Stock of the Company, the value of such shares for such purpose shall be their Fair Market Value (as defined in the Plan) on the Option exercise date. The Board reserves the right from time to time to modify or supplement the method or methods of exercising the Option and will promptly notify the Optionee of any such modification.

4. Cessation of Service as a Director. If the Optionee ceases to be a member of the Board for any reason other than retirement from the Board under the circumstances described in Paragraph 5 or death, then the Option (to the extent not previously exercised) shall continue to be exercisable to the extent that it was exercisable at the time that the Optionee ceased to be a member of the Board but only until the earlier of (i) one year after the Optionee ceased to be a member of the Board or (ii) the expiration of the term of the Option; and to the extent not exercisable or not exercised (if exercisable) by such applicable date, the Option shall terminate and be of no further force or effect.

5. Retirement from Board. If the Optionee ceases to be a member of the Board (other than by reason of death) and at the time of such occurrence (the “Retirement Date”) is at least age 65 with ten or more years of service as a member of the Board or is at least age 70 with five or more years of service as a member of the Board, then the Option (to the extent not previously exercised) shall continue to be or shall become exercisable in accordance with its terms until the earlier of (i) five years after the Retirement Date or (ii) the expiration of the term of the Option; and to the extent not exercisable or not exercised (if exercisable) by such applicable date, the Option shall terminate and be of no further force or effect.

6. Death. If the Optionee dies while the Option is unexercised (in whole or in part) and has been held by the Optionee for at least twelve months as of the date of the Optionee’s death, then the Option automatically shall become exercisable in full (if not already exercisable) upon the Optionee’s death. If the Option becomes exercisable pursuant to the preceding sentence or already was exercisable on the date of the Optionee’s death, then the Option may be exercised by the personal representative of the Optionee’s estate or by the beneficiaries of such estate to whom the Option is distributed until the earlier of (i) three years after the date of the Optionee’s death or (ii) the expiration of the term of the Option; and to the extent not exercisable or not exercised (if exercisable) by such applicable date, the Option shall terminate and be of no further force or effect.

7. Rights of Optionee. Neither the Optionee nor any other person having the right to exercise the Option shall have any rights as a stockholder of the Company with respect to the shares of Common Stock of the Company subject to the Option until the issuance of a stock certificate to the Optionee or such other person for such shares in accordance with the Plan.

8. Nonassignability of Option. Except as provided in the following sentence, neither the Option nor any of the Optionee’s rights and interests under the Plan or this Agreement may be assigned or transferred by the Optionee in whole or in part either directly or by operation of law or otherwise (except by will or the laws of descent and distribution in the event of the Optionee’s death); and neither the Option nor any of the Optionee’s rights and interests under the Plan or this Agreement may be pledged, encumbered, or otherwise subjected to any obligation or liability of the Optionee. After giving at least thirty (30) days’ prior written notice to the Secretary of the Company, the Optionee may assign the Option in whole or in part to a Family Member or a Family Entity at any time prior to the expiration, termination, or cancellation of the Option, subject to all of the terms and conditions of the Plan and this Agreement; provided, that any such assignment shall be in writing, and the Optionee promptly shall deliver a copy of any such assignment to the Secretary of the Company. A Family Member or a Family Entity to whom the Option has been assigned pursuant to the preceding sentence also shall be subject to the restrictions, limitations, and requirements contained in the first two sentences of this Paragraph 8. For purposes of this Paragraph 8, “Family Member” means only (i) the Optionee, (ii) a spouse, parent, child or more remote descendant, brother, sister, niece, or nephew of the Optionee, and (iii) a spouse of a brother, sister, child, or more remote descendant of the Optionee. For purposes of this Paragraph 8, “Family Entity” means only (i) a corporation, partnership, or limited liability company all of whose equity interests are owned by Family Members or other Family Entities and (ii) a trust or custodianship for the exclusive benefit of one or more Family Members (other than non-Family Member contingent beneficiaries whose rights arise only if no Family Member beneficiary is living). Subject to the third and fourth sentences of Paragraph 2, the exercisability of the Option by a Family Member or a Family Entity to whom the Option has been assigned pursuant to this Paragraph 8 shall be determined by reference to the Optionee’s membership on the Board as provided in Paragraphs 2, 4, 5, and 6. The Board shall have exclusive authority to determine whether an assignment or transfer of the Option is permitted by this Paragraph 8, and the decision of the Board with respect to such matter shall be binding and conclusive on the Company, the Optionee, and all other persons and entities. Without the prior approval of the Board, a Family Entity to which the Option has been assigned pursuant to this Paragraph 8 shall not permit any non-Family Member to become a beneficial owner of an equity interest in or a beneficiary of such Family Entity (except by will or the laws of descent and distribution in the event of the death of a Family Member); and if a Family Entity violates the foregoing provisions of this sentence, then the Board in its absolute discretion may terminate the Option effective as of the date on which such violation occurred. No Family Member or Family Entity to whom the Option has been assigned shall have any greater rights with respect to the Option than the Optionee would have had if the Option had not been assigned.

9. Change of Control.

(a) Upon the occurrence of a Change of Control, the Option automatically shall become immediately exercisable in full without regard to the provisions of Paragraph 2 relating to the exercisability of the Option in installments.

(b) For purposes of this agreement, a “Change of Control” shall be deemed to have occurred upon the happening of any of the following events:

(1)	The Company is merged or consolidated into another corporation or entity, and immediately after such merger or consolidation becomes effective the holders of a majority of the outstanding shares of voting capital stock of the Company immediately prior to the effectiveness of such merger or consolidation do not own (directly or indirectly) a majority of the outstanding shares of voting capital stock or other equity interests having voting rights of the surviving or resulting corporation or other entity in such merger or consolidation;

(2)	any person, entity, or group of persons within the meaning of Sections 13(d) or 14(d) of the Securities Exchange Act of 1934 (the “1934 Act”) and the rules promulgated thereunder becomes the beneficial owner (within the meaning of Rule 13d-3 under the 1934 Act) of thirty percent (30%) or more of the outstanding voting capital stock of the Company;

(3)	the Common Stock of the Company ceases to be publicly traded because of an issuer tender offer or other “going private” transaction (other than a transaction sponsored by the then current management of the Company);

(4)	the Company dissolves or sells or otherwise disposes of all or substantially all of its property and assets (other than to an entity or group of entities which is then under common majority ownership (directly or indirectly) with the Company); or

(5)	In one or more substantially concurrent transactions or in a series of related transactions, the Company directly or indirectly disposes of a portion or portions of its business operations (collectively, the “Sold Business”) other than by ceasing to conduct the Sold Business without its being acquired by a third party (regardless of the entity or entities through which the Company conducted the Sold Business and regardless of whether such disposition is accomplished through a sale of assets, the transfer of ownership of an entity or entities, a merger, or in some other manner) and either (i) the fair market value of the consideration received or to be received by the Company for the Sold Business is equal to at least thirty percent (30%) of the market value of the outstanding Common Stock of the Company determined by multiplying the average of the closing prices for the Common Stock of the Company on the thirty (30) trading days immediately preceding the date of the first public announcement of the proposed disposition of the Sold Business by the average of the numbers of outstanding shares of Common Stock on such thirty (30) trading days or (ii) the revenues of the Sold Business during the most recent four (4) calendar quarters ended prior to the first public announcement of the proposed disposition of the Sold Business represented thirty percent (30%) or more of the total consolidated revenues of the Company during such four (4) calendar quarters.

(6)	during any period of two consecutive years or less, individuals who at the beginning of such period constituted the Board of Directors of the Company cease, for any reason, to constitute at least a majority of the Board of Directors of the Company, unless the election or nomination for election of each new director of the Company who took office during such period was approved by a vote of at least seventy-five percent (75%) of the directors of the Company still in office at the time of such election or nomination for election who were directors of the Company at the beginning of such period.

(c) For purposes of this agreement, “Change of Control Date” means the date upon which a Change of Control becomes effective.

(d) The provisions of this Paragraph 9 shall be construed and applied in such manner as to enable the Optionee to realize the economic benefits (if any) of the Option in conjunction with the consummation or anticipated consummation of a Change of Control, and the Company shall permit the exercise of the Option to occur at a time and in a manner which will achieve such result (including, in appropriate circumstances, the exercise of the Option immediately prior to the Change of Control Date) or shall provide for the replacement of the Option with an economically equivalent option to acquire shares of the publicly traded capital stock or other publicly traded equity interests having voting rights of another corporation or other entity which is the direct or indirect successor to the Company as a result of such Change of Control.

(e) If the Optionee ceases to be a member of the Board upon or after a Change of Control, prior to the expiration or other termination of the Option and without the Optionee’s having fully exercised the Option, then the period of time referred to in clause (i) of Paragraph 4 shall be three years rather than one year.

10. Gross-Up Payments. If the exercisability of the Option is accelerated pursuant to Paragraph 9 and such acceleration causes the Optionee to become liable for any excise tax on “excess parachute payments” (within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended, and any regulations thereunder) and any interest or penalties thereon (such excise tax, interest, and penalties, collectively, the “Tax Penalties”), then the Company promptly shall make a cash payment (the “Cash Payment”) to the Optionee in an amount equal to the Tax Penalties. The Company also promptly shall make an additional cash payment to the Optionee in an amount rounded to the nearest $100.00 which is equal to any additional income, excise, and other taxes (using the individual tax rates applicable to the Optionee for the year for which such Tax Penalties are owed) for which the Optionee will be liable as a result of the Optionee’s receipt of the Cash Payment (the additional cash payment provided for in this sentence being referred to as a “Gross-Up Payment”). In addition, the Optionee shall be entitled to promptly receive from the Company a further Gross-Up Payment in respect of each prior Gross-Up Payment until the amount of the last Gross-Up Payment is less than $100.00.

11. No Right of Continued Service. Nothing in the Plan or in this Agreement shall confer upon the Optionee the right to continue to be a member of the Board.

12. Interpretations. The Board shall have the authority to interpret the provisions of the Plan and this Agreement and to decide all questions of fact and make all other determinations necessary or advisable for the administration of the Plan and this Agreement. Decisions and determinations of the Board on all matters relating to the Plan or this Agreement shall be final and binding on all persons as provided in the Plan. The captions of the various paragraphs of this Agreement are for the purpose of convenient reference only and are not intended to define or limit the contents of such paragraphs. Capitalized terms used in this Agreement, unless defined in this Agreement, shall have the meanings given to such terms in the Plan.

13. Waivers. The waiver by the Company of any provision of this Agreement shall not operate as or be construed to be a subsequent waiver of the same provision or a wavier of any other provision of this Agreement.

14. Governing Law. The Plan and this Agreement shall be governed by and construed in accordance with the laws of Delaware.

15. Binding Effect. This Agreement shall be binding upon the Company, the Optionee, and their respective heirs, personal representatives, successors, and assigns. However, nothing contained in this Paragraph 15 shall be construed to allow the Optionee to make any assignment which is otherwise prohibited by the Plan or this Agreement.

IN WITNESS WHEREOF, the Company and the Optionee have duly executed this Agreement as of the date first above written.

CSG SYSTEMS INTERNATIONAL,
INC., a Delaware corporation

By:
Title:	Chairman of the Board and
Chief Executive Officer

, Optionee

CSG SYSTEMS INTERNATIONAL, INC.

STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

STOCK OPTION AGREEMENT

This Stock Option Agreement dated                             ,             , is entered into between                              (the “Optionee”) and CSG SYSTEMS INTERNATIONAL, INC. (the “Company”), a Delaware corporation.

*  *  *

WHEREAS, the Company has adopted a Stock Option Plan for Non-Employee Directors (the “Plan”); and

WHEREAS, the Plan is administered by the Board of Directors of the Company (the “Board”); and

WHEREAS, the Board has authority under the Plan to grant Stock Options covering shares of Common Stock of the Company; and

WHEREAS, pursuant to the Plan, the Board has granted a Stock Option to the Optionee and has directed that this Agreement be executed for the purpose of evidencing the grant of such Stock Option;

NOW, THEREFORE, the Company and the Optionee agree as follows:

1. Grant of Option. Pursuant to the Plan, on                             ,              (the “Grant Date”), the Board granted to the Optionee an option (the “Option”) to purchase                  shares of Common Stock of the Company at a purchase price of $             per share; and the Company and the Optionee are executing this Agreement to evidence the grant of the Option and the terms thereof. The Option is a nonqualified stock option for purposes of the Internal Revenue Code of 1986. The Plan is incorporated in this Agreement with the same force and effect as if the Plan were set forth in full in this Agreement, and the Option is subject to all of the applicable terms and provisions of the Plan. The number of shares subject to the Option and the purchase price per share are subject to adjustment as provided in the Plan. By signing this Agreement, the Optionee acknowledges receipt from the Company of a copy of the Plan.

2. Term and Exercisability of Option. Subject to all of the terms of the Plan and this Agreement, the Option shall be exercisable in                  (            ) installments of                  shares each, which installments shall become exercisable on                 ,                 , and                     , respectively. Once an installment of the Option becomes exercisable under this Agreement, it shall remain exercisable until the expiration, cancellation, or termination of the Option. The Option shall not be exercisable more than ten (10) years after the Grant Date. If not sooner exercised, terminated, or cancelled, the Option shall expire ten (10) years after the Grant Date. Except as otherwise provided in Paragraphs 4, 5, and 6, the Option shall terminate if the Optionee ceases to be a member of the Board.

3. Method of Exercise of Option. The Option may be exercised by the Optionee (or by the Optionee’s legal representative, any other person entitled to exercise the Option pursuant to Paragraph 6, or a permitted assignee to whom the Option has been assigned pursuant to Paragraph 8) as to all or any part of the shares covered by the Option as to which the Option is then exercisable by (i) either logging on to www.benefitaccess.com, which is a stock option access web site, or calling (800) 367-4777, which is a touch-tone voice response system, in either case specifying the number of shares to be purchased and providing any other information requested by the web site or voice response system, and (ii) submitting to the Company or the broker designated by the Company payment in full for such shares either (a) in cash, (b) in shares of Common Stock of the Company which already are owned by the Optionee (and have been owned by the Optionee for more than six months prior to the Option exercise date) and which are surrendered to the Company in good form for transfer, or (c) in any combination of cash and such shares of Common Stock of the Company. When payment is made in shares of Common Stock of the Company, the value of such shares for such purpose shall be their Fair Market Value (as defined in the Plan) on the Option exercise date. The Board reserves the right from time to time to modify or supplement the method or methods of exercising the Option and will promptly notify the Optionee of any such modification.

4. Cessation of Service as a Director. If the Optionee ceases to be a member of the Board for any reason other than retirement from the Board under the circumstances described in Paragraph 5 or death, then the Option (to the extent not previously exercised) shall continue to be exercisable to the extent that it was exercisable at the time that the Optionee ceased to be a member of the Board but only until the earlier of (i) one year after the Optionee ceased to be a member of the Board or (ii) the expiration of the term of the Option; and to the extent not exercisable or not exercised (if exercisable) by such applicable date, the Option shall terminate and be of no further force or effect.

5. Retirement from Board. If the Optionee ceases to be a member of the Board (other than by reason of death) and at the time of such occurrence (the “Retirement Date”) is at least age 65 with ten or more years of service as a member of the Board or is at least age 70 with five or more years of service as a member of the Board, then the Option (to the extent not previously exercised) shall continue to be or shall become exercisable in accordance with its terms until the earlier of (i) five years after the Retirement Date or (ii) the expiration of the term of the Option; and to the extent not exercisable or not exercised (if exercisable) by such applicable date, the Option shall terminate and be of no further force or effect.

6. Death. If the Optionee dies while the Option is unexercised (in whole or in part) and has been held by the Optionee for at least twelve months as of the date of the Optionee’s death, then the Option automatically shall become exercisable in full (if not already exercisable) upon the Optionee’s death. If the Option becomes exercisable pursuant to the preceding sentence or already was exercisable on the date of the Optionee’s death, then the Option may be exercised by the personal representative of the Optionee’s estate or by the beneficiaries of such estate to whom the Option is distributed until the earlier of (i) three years after the date of the Optionee’s death or (ii) the expiration of the term of the Option; and to the extent not exercisable or not exercised (if exercisable) by such applicable date, the Option shall terminate and be of no further force or effect.

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7. Rights of Optionee. Neither the Optionee nor any other person having the right to exercise the Option shall have any rights as a stockholder of the Company with respect to the shares of Common Stock of the Company subject to the Option until the issuance of a stock certificate to the Optionee or such other person for such shares in accordance with the Plan.

8. Nonassignability of Option. Except as provided in the following sentence, neither the Option nor any of the Optionee’s rights and interests under the Plan or this Agreement may be assigned or transferred by the Optionee in whole or in part either directly or by operation of law or otherwise (except by will or the laws of descent and distribution in the event of the Optionee’s death); and neither the Option nor any of the Optionee’s rights and interests under the Plan or this Agreement may be pledged, encumbered, or otherwise subjected to any obligation or liability of the Optionee. After giving at least thirty (30) days’ prior written notice to the Secretary of the Company, the Optionee may assign the Option in whole or in part to a Family Member or a Family Entity at any time prior to the expiration, termination, or cancellation of the Option, subject to all of the terms and conditions of the Plan and this Agreement; provided, that any such assignment shall be in writing, and the Optionee promptly shall deliver a copy of any such assignment to the Secretary of the Company. A Family Member or a Family Entity to whom the Option has been assigned pursuant to the preceding sentence also shall be subject to the restrictions, limitations, and requirements contained in the first two sentences of this Paragraph 8. For purposes of this Paragraph 8, “Family Member” means only (i) the Optionee, (ii) a spouse, parent, child or more remote descendant, brother, sister, niece, or nephew of the Optionee, and (iii) a spouse of a brother, sister, child, or more remote descendant of the Optionee. For purposes of this Paragraph 8, “Family Entity” means only (i) a corporation, partnership, or limited liability company all of whose equity interests are owned by Family Members or other Family Entities and (ii) a trust or custodianship for the exclusive benefit of one or more Family Members (other than non-Family Member contingent beneficiaries whose rights arise only if no Family Member beneficiary is living). Subject to the third and fourth sentences of Paragraph 2, the exercisability of the Option by a Family Member or a Family Entity to whom the Option has been assigned pursuant to this Paragraph 8 shall be determined by reference to the Optionee’s membership on the Board as provided in Paragraphs 2, 4, 5, and 6. The Board shall have exclusive authority to determine whether an assignment or transfer of the Option is permitted by this Paragraph 8, and the decision of the Board with respect to such matter shall be binding and conclusive on the Company, the Optionee, and all other persons and entities. Without the prior approval of the Board, a Family Entity to which the Option has been assigned pursuant to this Paragraph 8 shall not permit any non-Family Member to become a beneficial owner of an equity interest in or a beneficiary of such Family Entity (except by will or the laws of descent and distribution in the event of the death of a Family Member); and if a Family Entity violates the foregoing provisions of this sentence, then the Board in its absolute discretion may terminate the Option effective as of the date on which such violation occurred. No Family Member or Family Entity to whom the Option has been assigned shall have any greater rights with respect to the Option than the Optionee would have had if the Option had not been assigned.

9. No Right of Continued Service. Nothing in the Plan or in this Agreement shall confer upon the Optionee the right to continue to be a member of the Board.

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10. Interpretations. The Board shall have the authority to interpret the provisions of the Plan and this Agreement and to decide all questions of fact and make all other determinations necessary or advisable for the administration of the Plan and this Agreement. Decisions and determinations of the Board on all matters relating to the Plan or this Agreement shall be final and binding on all persons as provided in the Plan. The captions of the various paragraphs of this Agreement are for the purpose of convenient reference only and are not intended to define or limit the contents of such paragraphs. Capitalized terms used in this Agreement, unless defined in this Agreement, shall have the meanings given to such terms in the Plan.

11. Waivers. The waiver by the Company of any provision of this Agreement shall not operate as or be construed to be a subsequent waiver of the same provision or a wavier of any other provision of this Agreement.

12. Governing Law. The Plan and this Agreement shall be governed by and construed in accordance with the laws of Delaware.

13. Binding Effect. This Agreement shall be binding upon the Company, the Optionee, and their respective heirs, personal representatives, successors, and assigns. However, nothing contained in this Paragraph 13 shall be construed to allow the Optionee to make any assignment which is otherwise prohibited by the Plan or this Agreement.

IN WITNESS WHEREOF, the Company and the Optionee have duly executed this Agreement as of the date first above written.

CSG SYSTEMS INTERNATIONAL,
INC., a Delaware corporation

By:
Title:	Chairman of the Board and
Chief Executive Officer

, Optionee

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